UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BULLFROG AI HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

April 30, 2026

Dear Stockholder:

On behalf of the Board of Directors of BullFrog AI Holdings, Inc. (the “Company” or “we”), I am pleased to invite you to attend our Virtual Annual Meeting of Stockholders to be held on Thursday, June 11, 2026, at 10:00 a.m. Eastern Time (the “Annual Meeting”). To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/BFRG2026, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. We hope you can join us.

As of April 20, 2026, the Company had 18,530,865 shares of common stock outstanding. Only shareholders of record as of the close of business on April 20, 2026 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

To conserve environmental resources and prevent unnecessary corporate expense, we are using the “Notice and Access” method of providing proxy materials to you via the Internet pursuant to the regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”). We believe this process will provide you with a safe, convenient and efficient way to access your proxy materials and vote your shares. On or about April 30. 2026, we will mail to our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the Proxy Statement and vote electronically via the Internet or by telephone. The Notice will also contain instructions on how to receive a paper copy of your proxy materials. In addition to the Proxy Statement, we have also included a copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2025, filed with the SEC on March 19, 2026, which we encourage you to read. It includes our audited financial statements and provides important information about our business.

Your vote is very important to us. Whether or not you can attend the meeting, please read the attached proxy statement. When you have done so, please mark your vote on the proxy card, sign and date the proxy card, and return it to us. Alternatively, you may cast your vote by telephone, or through the Internet. Instructions for voting by telephone or through the Internet are included with your proxy. Please act promptly by voting your shares by telephone or via the Internet. Our Board of Directors has approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

Thank you for your continued interest in BullFrog AI Holdings, Inc. If you have any questions about the proxy statement, please contact us at BullFrog AI Holdings, Inc., 325 Ellington Blvd., Unit 317, Gaithersburg, MD 20878.

Sincerely,

/s/ Vininder Singh
Vininder Singh
Chairman of the Board

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BULLFROG AI HOLDINGS, INC.

NOTICE OF THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To be held virtually on June 11, 2026, 10:00 a.m. Eastern Time

To the Stockholders of BULLFROG AI HOLDINGS, INC.:

We are pleased to invite you to virtually attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of BullFrog AI Holdings, Inc., a Nevada corporation (the “Company” or “BullFrog” or “we” or “our”), will be held on June 11, 2026, at 10:00 a.m., Eastern Time. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/BFRG2026, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

We are holding the meeting for the following purposes:

1.	To elect four persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the appointment of M&K CPAs, PLLC (“M&K”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”). We believe this method is efficient, expedites our stockholders’ safe receipt of proxy materials, conserves natural resources, and significantly reduces the Company’s overall cost for the Annual Meeting. On or about April 20, 2026, we began mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. The Notice contains instructions for accessing the Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2025, filed with the SEC on March 19, 2026, via the Internet, as well as Annual Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report are both available on the Internet at: www.proxyvote.com.

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof has been fixed as the close of business on April 20, 2026 (the “Record Date”). Only stockholders of record at the close of business on April 20, 2026, are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, the Company had 18,530,865 shares of common stock outstanding. A complete list of stockholders on the Record Date will be available for examination by any of our stockholders at the office of Ballard Spahr LLP, counsel to the Company, located at 700 East Gate Dr., Suite 300, Mt. Laurel, New Jersey 08054, during normal business hours for the ten-day period prior to the Annual Meeting or can be requested by sending an email to IR@bullfrogai.com, stating the purpose of the request and providing proof of ownership of our common stock.

You are entitled to virtually attend and vote at the Annual Meeting online only if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are a stockholder of record, your ownership as of the Record Date will be verified prior to admittance into the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to virtually attend and vote at the Annual Meeting. Further information about how to attend the Annual Meeting and vote your shares online during the Meeting is included in the Proxy Statement. For instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received by postal mail, the section titled “Voting Your Proxy” beginning on page 2 of the Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the virtual Annual Meeting, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. If your shares are held in the name of a bank, broker, brokerage firm or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors recommends that you vote “FOR” each of the proposals, all of which are described in detail in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:

THE ANNUAL REPORT AND THE PROXY STATEMENT ARE AVAILABLE ONLINE VIA

THE INTERNET AT: www.proxyvote.com.

By Order of the Board of Directors,

/s/ Vininder Singh
April 30, 2026	Vininder Singh
Chairman of the Board

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BULLFROG AI HOLDINGS, INC.

325 Ellington Blvd., Unit 317

Gaithersburg, MD 20878

PROXY STATEMENT

This proxy statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of BullFrog AI Holdings, Inc., a Nevada corporation (the “Company” or “we”), for our Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will take place in a virtual meeting format on June 11, 2026, at 10:00 a.m. Eastern Time, and will be held exclusively via the Internet at: www.virtualshareholdermeeting.com/BFRG2026.

We have elected to provide access to the proxy materials for the Annual Meeting primarily over the Internet in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) “Notice and Access” rules. On or about April 30, 2026, we began mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. The Notice contains instructions for accessing this Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2025, filed with the SEC on March 19, 2026 (“Annual Report”), and Annual Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials by postal mail. This Proxy Statement and the Annual Report are available on the Internet at: www.proxyvote.com.

Who May Vote

Only stockholders of record of our common stock, par value $0.00001 per share, as of the close of business on the Record Date are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof. Each of the specific proposals to be considered and acted upon at the Annual Meeting is described in this Proxy Statement. On the Record Date, there were 18,530,865 shares of our common stock, par value $0.00001 per share, outstanding. Each holder of common stock is entitled to one vote for each share held as of the Record Date. No other class of voting securities was then outstanding.

A complete list of stockholders on the Record Date will be available for examination by any of our stockholders at the office of Ballard Spahr LLP, counsel to the Company, located at 700 East Gate Dr., Suite 300, Mt. Laurel, New Jersey 08054, during normal business hours for the ten-day period prior to the Annual Meeting or can be requested by sending an email to IR@bullfrogai.com, stating the purpose of the request and providing proof of ownership of our common stock.

Quorum

The presence at the Annual Meeting of a simple majority of the issued and outstanding shares of our common stock as of the Record Date, represented in person or by proxy, is required for a quorum. Should you submit a proxy or voter instructions, even though you abstain as to one or more proposals, or you are present in person at the Annual Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are not included for the purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

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If a quorum is not present at the scheduled time of the Annual Meeting, either the Chair of the Meeting or the stockholders who are present may adjourn the Meeting until a quorum is present. If necessary, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Attending the Annual Meeting

We will host the Annual Meeting live and only online, via Internet webcast. You may attend the Annual Meeting virtually by visiting the following web address: www.virtualshareholdermeeting.com/BFRG2026. The Annual Meeting webcast will start at 10:00 am EST, on Thursday, June 11, 2026.

To attend the Annual Meeting virtually, please go to www.virtualshareholdermeeting.com/BFRG2026. You have the option to log in to the Annual Meeting as a “stockholder” with a control number or as a “guest.” If you are a stockholder of record, you may log in to the Annual Meeting as a stockholder using the control number which can be found on your Notice and proxy card. If you are not a stockholder of record, you may attend the Annual Meeting as a “guest” by entering your name and email address. As a guest, you will have access to the Annual Meeting materials, but you will not be able to vote during the Meeting. Whether you attend the Annual Meeting virtually as a stockholder or as a guest, please allow yourself ample time for the online check-in procedures.

Voting Your Proxy

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials mailed to you or your household. If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials, you can also vote by mail by completing, dating, and signing the proxy or voter instructions card and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.

You may submit your vote over:

(1)	the Internet: If you are a stockholder as of the Record Date, you may vote over the Internet by following the instructions provided in the Notice.

(2)	the Telephone: If you are a stockholder as of the Record Date, you may vote over the telephone by following the instructions provided in the Notice.

(3)	Mail: If you requested printed copies of proxy materials and are a stockholder as of the Record Date, you may vote by mailing your proxy as described in the proxy materials. If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business on the day before the Annual Meeting.

(4)	The Annual Meeting: The Annual Meeting will be held exclusively virtually via the Internet, and can only be accessed at: www.virtualshareholdermeeting.com/BFRG2026.

Subject to the provisions applicable to attendees who are not holders of record as outlined above in the section entitled “Attending the Annual Meeting,” if you are a stockholder as of the Record Date, you will have the ability to attend the Annual Meeting and vote online during the Meeting. Submitting a proxy will not prevent a stockholder from attending the Annual Meeting virtually, revoking an earlier-submitted proxy in accordance with the process outlined below and voting online during the Meeting.

In order to be counted, proxies submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on June 10, 2026.

If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by such holder of record to obtain a valid proxy from it.

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Required Vote and Board Recommendation

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted as follows:

Proposal No. 1: Election of Directors.

Directors will be elected by a plurality of the votes cast, whether present or represented by proxy, and entitled to vote at the Annual Meeting. The four (4) nominees receiving the highest number of “FOR” votes will be elected to serve on our Board until our next annual meeting of stockholders, or until his successor is duly elected and qualified.

Our Board unanimously recommends a vote “FOR” the election of each of our four director nominees, all of whom currently serve on our Board of Directors. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of each of the four nominees.

Proposal No. 2: Ratification of the appointment of our Independent Registered Public Accounting Firm.

The ratification of the appointment of M&K CPAs, PLLC (“M&K”) as our independent registered public accounting firm for the 2026 fiscal year requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the selection of M&K as our independent registered public accounting firm is not ratified, the Audit Committee of the Board may reconsider its selection.

Our Board unanimously recommends a vote “FOR” this proposal. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of the appointment of M&K CPAs, PLLC (“M&K”) as our independent registered public accounting firm for our current fiscal year ending December 31, 2026.

In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Abstentions and Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention (or a vote to “WITHHOLD” for purposes of the election of directors) is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker, brokerage firm or other nominee, your broker, brokerage firm or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker, brokerage firm or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Proposal 1 (Election of Directors), the four candidates proposed for election as directors at the Annual Meeting are uncontested. As noted above, the four (4) director nominees identified under Proposal No. 1 who receive the most “FOR” votes at the Annual Meeting will be elected to serve on our Board of Directors until our next annual meeting of stockholders, or until his successor is duly elected and qualified. As such, we expect that votes marked “WITHHOLD” and broker non-votes will have no effect on the outcome of Proposal No. 1.

Under Nevada law and our Bylaws, as amended (our “Bylaws”), Proposal No. 2 will be determined by the vote of the holders of a majority of the votes cast by those present at the Annual Meeting or by proxy (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” each such proposal). For these matters, we expect that abstentions and any broker non-votes cast will not be counted as votes in favor of such proposals and will also not be counted as shares voting on such matters, but will be considered shares present at the Meeting for purposes of establishing a quorum. As such, we expect that abstentions and broker non-votes will have no effect on Proposal No. 2.

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Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke your proxy and change your vote. You may revoke or change your proxy at any time before the Annual Meeting by filing, with our Corporate Secretary at our principal executive offices, located at 325 Ellington Blvd, Unit 317, Gaithersburg, MD 20878, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by virtually attending the Annual Meeting and voting at the Meeting. Your virtual attendance at the Annual Meeting will not, by itself, revoke your proxy. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59 pm, ET, on June 10, 2026. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business on the day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting on the Internet of this Proxy Statement and any additional solicitation materials furnished to the stockholders. We may solicit proxies by mail, and our officers and employees may solicit proxies personally or by telephone and will receive no extra compensation from such activities. We will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement, and/or Notice, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written request, a separate copy of the Annual Report, this proxy statement, and/or Notice, as applicable, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report, proxy statement, and/or Notice at your residence, and would like to receive a separate copy of our annual report, proxy statement, and Notice for our future stockholder meetings, please follow the instructions for requesting materials indicated on the Notice sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of annual reports, proxy statements, or Notices, and you would like to receive a single copy of annual reports, proxy statements, or Notices, as applicable, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to you and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting, except to the extent that a director is named as a nominee for election to the Board.

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PROPOSAL No. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors shall be comprised of not less than one (1) director nor more than fifteen (15) directors, and directors are elected annually at the annual shareholder meeting. The Board of Directors is currently comprised of four (4) directors and will be comprised of four (4) directors effective immediately following the election if all the nominees are elected.

The Board of Directors has nominated for election four (4) persons as directors. Each nominee currently serves as one of our directors. All of the nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the proxy holders will vote for a substitute designated by the current Board of Directors. We are not aware of any nominee who will be unable or who will decline to serve as a director.

Directors Nominees

Director Nominee	Position/Title	Age*	Served From
Vininder Singh	Chairman of the Board of Directors	57	2017 – Present
R. Donald Elsey	Director	73	2023 – Present
	Chairman of the Audit Committee(1)
	Compensation Committee Member
	Nominating and Corporate Governance Committee Member
William Enright	Director	63	2023 – Present
	Chairman of the Compensation Committee
	Audit Committee Member(1)
	Nominating and Corporate Governance Committee Member
Jason D. Hanson	Director	57	2023 – Present
	Chairman of the Nominating and Corporate Governance Committee
	Compensation Committee Member
	Audit Committee Member(1)

* As of the date of this proxy statement.

(1)	Each member of our audit committee meets the financial literacy requirements of Nasdaq rules and qualifies as a financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the pertinent listing standards of Nasdaq, as in effect from time to time.

For information as to the shares of our common stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management,” and as to other Board matters, see the section “Board Information.”

The following are biographical summaries for our nominees for election as directors:

Vininder (Vin) Singh is the Founder, Chairman, and CEO of BullFrog AI Holdings, Inc. since its inception in August 2017. Over the past eight years, he has built the Company from scratch and during that time he has led strategy, built a highly experienced team of leaders, spear headed the acquisition and development of BullFrog’s core AI technology and drug assets, secured the first revenue, and raised approximately $2M in financing prior to the Company’s IPO in February 2023. In February 2020, he formed BullFrog AI Holdings, Inc., and BullFrog AI Inc. became a wholly owned subsidiary designated as the holder of core intellectual property. Vin is a serial entrepreneur and experienced executive with 25 years of experience in the life sciences and biotechnology industries. He has extensive start-up experience having founded and built several pioneering investor-backed companies including BullFrog AI, which uses machine learning/AI to enable drug development, Next Healthcare Inc., a personalized diagnostics and adult cell banking service, and MaxCyte Inc. (NASDAQ: MXCT), a cell therapy company. He was also an executive at GlobalStem Inc. and ThermoFisher Scientific, leading their global cell therapy services business. Vin has a B.S. in Electrical Engineering from Rutgers University, an M.S. in Biomedical Engineering from Rensselaer Polytechnic Institute, and an M.B.A. from Johns Hopkins University. We believe that Mr. Singh is qualified to serve as a member of our board of directors due to the perspective and experience that he brings as our Founder and Chief Executive Officer and his extensive experience in the science and biotechnology industries and in the management of startup companies.

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R. Donald Elsey has been a director and chair of the Audit Committee of our board since February 14, 2023. Mr. Elsey was the CFO of Lyra Therapeutics from 2019 until his retirement in December 2020. Previously, from February 2015 to February 2019, Mr. Elsey served as CFO at Senseonics, Inc., a medical device company. From May 2014 until February 2015, Mr. Elsey served as CFO of Regado Biosciences, Inc., a biopharmaceutical company. From December 2012 to February 2014, Mr. Elsey served as CFO of LifeCell Corporation, a privately held regenerative medicine company. Mr. Elsey previously served as the chair of the Audit Committee and member of the Board of Directors of OpGen, Inc., a precision medicine company. Mr. Elsey holds a B.A. in Economics and an M.B.A. in Finance from Michigan State University. We believe that Mr. Elsey is qualified to serve as a member of our board of directors because of his extensive professional experience in science and biotechnology companies.

William “Bill” Enright has been a director and chair of the Compensation Committee of our board since February 14, 2023. He is a seasoned biotech executive with more than thirty-five years of experience in building and financing both privately held and publicly held companies and he is currently the CEO and a Director of Barinthus Biotherapeutics plc (NASDAQ: BRNS), which he helped take public in April 2021. Prior to Barinthus, Bill spent more than ten years at Altimmune (NASDAQ: ALT) as a Director, President & CEO, moving multiple programs into clinical testing, completing several acquisitions, and eventually taking the company public. Prior to joining Altimmune, Bill spent six years with GenVec, Inc. (acquired by Precigen) with increasing responsibilities, culminating as Head of Business Development. Bill brings a breadth of experience in a variety of positions within the life science/biotech industry, including time as a consultant, a bench scientist and 12 years with Life Technologies, Inc. (acquired by Thermo-Fisher), working in various senior level licensing, business management, manufacturing and research roles. Bill received a Master of Arts in Molecular Biology from SUNY at Buffalo and a Master of Science in Business Management from Johns Hopkins University. We believe that Mr. Enright is qualified to serve as a member of our board of directors because of his extensive professional experience in life science/biotech companies and in the management of public companies.

Jason D. Hanson has served as a director and chair of the Nominating and Corporate Governance Committee since February 14, 2023. Mr. Hanson served as Chief Executive Officer and as a Director of enGene Inc. from July 2018 to July 2024. He also served as President of enGene Inc. from July 2018 to December 2022. Mr. Hanson effectively launched enGene from a small private company working in the GI discovery space into a clinical stage gene therapy oncology company trading on Nasdaq, with a massively differentiated lead product to treat bladder cancer, implementing a new scientific, technical and strategic vision for the Company. From August 2016 to November 2017, Mr. Hanson served as President and Chief Executive Officer of Ohana Biosciences, a biotechnology company based in Cambridge, MA, and as member of the Ohana Board of Directors and consultant to Ohana from November 2017 to June 2018. Mr. Hanson previously served as Executive Vice President and Chief Strategy Officer for NuVasive, Inc. from November 2015 to August 2016. Mr. Hanson served as Corporate Vice President of General Electric Company and member of the senior executive team of GE Healthcare, a global pharmaceutical, medical device and healthcare services business from May 2014 to October 2015. In January 2013, Mr. Hanson served as Company Group Chairman and Executive Vice President of Valeant Pharmaceuticals International, Inc. (now Bausch Health Companies Inc.). Previously, he served in various roles at Medicis Pharmaceutical Corporation, including as Executive Vice President and Chief Operating Officer between July 2006 and December 2012. Mr. Hanson also served in numerous roles at GE Healthcare, including General Counsel roles, from April 1999 to July 2006. Mr. Hanson holds a B.S. from Cornell University and a J.D. from Duke University School of Law.

Required Vote and Recommendation

Directors shall be elected by a plurality of the votes cast, whether present or represented by proxy, and entitled to vote at the Annual Meeting. The four (4) nominees receiving the highest number of “FOR” votes will be elected to serve on our Board until our next annual meeting of stockholders, or until his successor is duly elected and qualified. Withholding the authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes are not considered votes cast and will also have no effect on the election of the nominees. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

FOR THIS PROPOSAL NO. 1.

EXECUTIVE OFFICERS OF THE COMPANY

Executive Officers	Position/Title	Age*
Vininder Singh	Chairman of the Board & Chief Executive Officer	57
Josh Blacher	Chief Financial Officer	53

* As of the date of this proxy statement.

The following is the biographical summary of our executive officers other than Mr. Singh, whose biographical summary is set forth above with the director nominees.

Mr. Vininder Singh. Please see description of Mr. Singh under “Election of Directors,” above.

Mr. Josh Blacher has been the Chief Financial Officer of BullFrog AI Holdings, Inc. since December 2024. Mr. Blacher has served as an employee of Danforth Advisors since September 2022, where he has worked as a chief financial officer in a consulting capacity for a number of life sciences companies as well as Managing Partner of Columbus Circle Capital LLC since August 2019. In his capacity as a consultant of Danforth, he has served as Chief Financial Officer of Axe Compute since September 2023, among others. During his tenure at Columbus Circle Capital, Mr. Blacher has served as chief financial officer at several public and private companies. Prior to his tenure at Columbus Circle Capital, Mr. Blacher served as Chief Business Officer at Inmed Pharmaceuticals (Nasdaq: INM) from April 2018 to August 2019, as Chief Financial Officer of Therapix Biosciences (Nasdaq: TRPX) from April 2017 to April 2018, and as Chief Financial Officer at Galmed Pharmaceuticals (Nasdaq: GLMD) from October 2014 to March 2017. Earlier in his career, Mr. Blacher served in senior capacities at Teva Pharmaceuticals, Deutsche Asset Management and Morgan Stanley. Mr. Blacher holds a Bachelor of Arts in Economics from Yeshiva University and a Master of Business Administration in Finance from Columbia Business School.

The Board has determined that Mr. Blacher is qualified for the position considering his career history, and management experience in the Company and industry.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date, with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by:

●	each of our named executive officers;

●	each of our directors;

●	all of our current directors and named executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of April 20, 2026 pursuant to the exercise of options or warrants, vesting of common stock or conversion of convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 18,530,865 shares of common stock issued and outstanding as of April 20, 2026.

Except as otherwise indicated, all shares are owned directly. Unless otherwise indicated, the address of each of the persons shown is c/o BullFrog AI Holdings, Inc., 325 Ellington Blvd., Unit 317, Gaithersburg, MD 20878.

Title of Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class
	Directors and Executive Officers
Common Stock	Vininder Singh (1) Chief Executive Officer and Director	2,496,446	13.37%
Common Stock	Josh Blacher (2) Chief Financial Officer	4,950	*
Common Stock	R. Donald Elsey (3) Director	72,813	*
Common Stock	William Enright (4) Director	77,813	*
Common Stock	Jason D. Hanson (5) Director	72,813	*
	All executive officers and directors as a group (5 persons)	2,724,835	14.70%

* Represents a percentage that is less than 1%.

(1)	Comprised of 2,367,446 shares of common stock and 129,000 stock options exercisable as of April 20, 2026 or within 60 days of such date.
(2)	Comprised of 4,950 shares of common stock and zero stock options exercisable as of April 20, 2026 or within 60 days of such date.
(3)	Comprised of 2,813 shares of common stock and 70,000 stock options exercisable as of April 20, 2026 or within 60 days of such date.
(4)	Comprised of 7,813 shares of common stock and 70,000 stock options exercisable as of April 20, 2026 or within 60 days of such date.
(5)	Comprised of 2,813 shares of common stock and 70,000 stock options exercisable as of April 20, 2026 or within 60 days of such date.

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DIRECTOR AND EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all plan and non-plan compensation for the last two fiscal years paid to individuals who served as the Company’s principal executive officers and the Company’s two other most highly compensated executive officers serving as executive officers at the end of the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act. We refer to these individuals collectively as our “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards	All Other Compensation		Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	Total Compensation
Vininder Singh	2025	$400,000	$-	$288,637	$129,000	$347	(2)	$-	$-	$817,984
Chief Executive Officer and Director	2024	$400,000	$-	$-	$230,680	$-		$-	$-	$630,680

Josh Blacher	2025	$235,069	$-	$19,051	$-	$-		$-	$-	$254,120
Chief Financial Officer	2024	$10,631	$-	$-	$-	$-		$-	$-	$10,631

(1)	Represents annual value of stock grants and RSU grants issued during fiscal year 2025 under our 2022 Equity Incentive Plan.
(2)	Comprised of amounts relating to employer-sponsored group term life insurance and benefit provided by interest-free loan.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

On May 16, 2022, we entered into an employment agreement with Vininder Singh, pursuant to which he received an annual base salary of $400,000, which is subject to bi-annual review by the Company. Mr. Singh is also eligible for an annual bonus based on the achievement of certain goals and performance criteria established by the Board. Mr. Singh’s target annual bonus for the fiscal years ended 2022 through 2025 will be a minimum of twenty (20%) percent of the current base salary, with a maximum payout of up to one-hundred (100%) percent based on target achievement. Mr. Singh will also be eligible to participate in the Company’s stock incentive plan, subject to Board approval. The agreement with Mr. Singh shall continue until either his resignation, termination for cause by the Company, or death or disability of Mr. Singh.

Consulting Agreements

On December 12, 2024, the Board of Directors appointed Josh Blacher to serve as the Company’s Chief Financial Officer. In such capacity, Mr. Blacher will serve as the principal financial officer and principal accounting officer of the Company. Mr. Blacher provides services to the Company as an independent contractor pursuant to a master services agreement entered into on December 13, 2024 (the “Consulting Agreement”) by the Company and Danforth Advisors, LLC (“Danforth”). Pursuant to the Consulting Agreement, the Company will pay Danforth cash compensation at a rate of $525 per hour for Mr. Blacher’s services, which is subject to an optional increase by Danforth of up to 5% on January 1 of each year. Mr. Blacher will receive no compensation directly from the Company.

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Director Compensation

The following table summarizes the compensation paid to our executive and non-executive directors during the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (3)	All Other Compensation	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	Total Compensation
Vininder Singh(4)	$-	$-	$-	$-	$-	$-	$-
R. Donald Elsey	$45,000	$10,824	$16,500	$-	$-	$-	$72,324
William Enright	$45,000	$10,824	$16,500	$-	$-	$-	$72,324
Jason D. Hanson	$45,000	$10,824	$16,500	$-	$-	$-	$72,324

(1)	Represents cash compensation for service as a director and as chair of a board committee during the fiscal year 2025.
(2)	Represents annual value of stock grants and RSU grants issued during fiscal year 2025 under our 2022 Equity Incentive Plan.
(3)	Represents annual value of stock options issued during fiscal year 2025 under our 2022 Equity Incentive Plan.
(4)	Mr. Singh did not receive additional compensation for his service as a director of our Company during the fiscal year 2025.

Equity Compensation Plans

In November 2022, our Board of Directors and shareholders adopted the 2022 Equity Incentive Plan (the “Plan”). Pursuant to the Plan, we are authorized to grant options and other equity awards to officers, directors, employees and consultants. The exercise price of each share of common stock purchasable under an award issued pursuant to the Plan shall be determined by our compensation committee, in its sole discretion, at the time of grant, but shall not be less than 100% of the fair market value of such share of common stock on the date the award is granted, subject to adjustment and conditions further described in the Plan. Our compensation committee shall also have sole authority to set the terms of all awards at the time of grant. In October 2025, the Company’s stockholders approved an amendment to increase shares available for grant under the Plan by 750,000. As of December 31, 2025, there were 891,975 shares remaining available for grant as future awards under the Plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each named executive officer as of December 31, 2025. This table includes unexercised and unvested options and equity awards.

Outstanding Equity Awards as of December 31, 2025
Option Awards							Stock Awards
Name	Date of Grant	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexerciseable (1)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested ($) (2)	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (2)
Vininder Singh	1/18/2024	52,930	26,070	-	$3.89	1/18/2034	-	-	-	-
Vininder Singh	1/28/2025	25,000	50,000	-	$2.26	1/28/2035	-	-	-	-
Vininder Singh	8/22/2025	-	-	-	-	-	152,273	$134,427	-	-
Josh Blacher	8/22/2025	-	-	-	-	-	10,050	$8,872	-	-

(1)	The standard vesting schedule for all stock option grants is vesting over two years with one-third vesting on the date of grant, one-third vesting on the first anniversary of the date of grant, and one-third vesting on the second anniversary of the date of grant.
(2)	Calculated based on the closing price of the common stock on the Nasdaq Capital Market on December 31, 2025 of $0.8828 per share.

Share Reserve. The number of shares of our common stock originally available for issuance under our 2022 Plan was 900,000 shares. Notwithstanding the number of shares available for issuance, on the first day of each year commencing January 1, 2023, or the first business day of the calendar year if the first day of the calendar year falls on a Saturday or Sunday, the number of shares eligible for awards under the 2022 Plan will automatically increase to an amount equal to 15% of the total number of shares of common stock outstanding as of December 31st of the preceding fiscal year. Accordingly, as of January 1, 2026, there were 1,237,732 shares available for issuance under the 2022 Plan.

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The following table summarizes the equity securities issuable upon exercise thereof by the holders thereof pursuant to equity compensation plans approved by security holders and equity compensation plans not approved by security holders, each as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,056,530	(1)	$3.53	891,975
Equity compensation plans not approved by security holders	693,176		$1.59	-
Total	1,749,706		$2.58	891,975

(1)	Includes 342,030 outstanding restricted stock units for which there is no exercise price.
(2)	Includes the weight-average exercise price of stock options and warrants only.

Payments upon Termination or Change-in-Control

The following table reflects amounts payable to our Named Executive Officers (1) assuming their employment was terminated without cause on December 31, 2024, and (2) assuming a change in control on December 31, 2024.

Name	Termination Without Cause (1)	Change in Control
Vininder Singh	$400,000	$—

(1)	Represents the payment made pursuant to contractual agreements with the Named Executive Officer as described above.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that equity awards may be granted at the discretion of the Board or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors, executive officers or any associate or affiliate of our Company during the last two fiscal years is or has been indebted to our Company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

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Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended December 31, 2025 were William Enright, R. Donald Elsey and Jason D. Hanson. During the fiscal year ended December 31, 2025:

●	none of the members of the Compensation Committee was an officer (or former officer) or employee of our Company or any of its subsidiaries;

●	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which we were a participant and the amount involved exceeded $120,000;

●	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on our Compensation Committee;

●	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee; and

●	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on our Board.

CORPORATE GOVERNANCE

Independence of the Board of Directors

Our securities are currently listed on The Nasdaq Capital Market, which requires that a majority of our directors be “independent,” as such term is defined by Nasdaq Listing Rule 5605(a)(2). Accordingly, we evaluate director independence under the standards established by the SEC and the rules of The Nasdaq Stock Market.

Subject to some exceptions, these standards generally provide that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three fiscal years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is a controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceeds 5% of the recipient’s gross revenues for that year, or $200,000, whichever is greater; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the compensation committee; or (f) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board has determined that each of Messrs. Elsey, Enright and Hanson, is “independent” as that term is defined by Nasdaq Listing Rule 5605(a)(2). In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances that our Board deemed relevant.

Board Attendance at Board of Directors, Committee and Stockholder Meetings

Our Board met 4 times and acted by unanimous written consent 10 times during our fiscal year ended December 31, 2025. Our Audit Committee met five times and did not act by unanimous written consent during our fiscal year ended December 2025. Our Compensation Committee met 2 times and acted by unanimous written consent 2 times in 2025. Our Nominating & Corporate Governance Committee met 1 time and did not act by unanimous written consent. Each director serving during Fiscal Year 2025 attended all of the meetings of the Board and the committees of the Board upon which such director served that were held during Fiscal Year 2025.

We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, but directors are encouraged to attend.

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Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Except as set forth in our discussion above, none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Committees of our Board

Audit Committee

Our audit committee consists of R. Donald Elsey, William Enright and Jason D. Hanson, with Mr. Elsey serving as chair. Our board of directors has affirmatively determined that each member meets the definition of “independent director” under the rules of The Nasdaq Capital Market, and that they each meet the independence standards under Rule 10A-3. Each member of our audit committee meets the financial literacy requirements of Nasdaq rules, and qualifies as a financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the pertinent listing standards of Nasdaq, as in effect from time to time. In making this determination, our board of directors has considered the members’ formal education and previous and current experience in financial roles. Our board of directors has adopted a written charter for the audit committee, which can be found on our website at https://ir.bullfrogai.com/corporate-governance/governance-documents.

The audit committee is appointed by the board of directors to assist the board of directors in its duty to oversee the Company’s accounting, financial reporting, and internal control functions and the audit of the Company’s financial statements. The role of the audit committee is to oversee management in the performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance and qualifications of the Company’s independent auditor, including the independent auditor’s independence, the performance of the Company’s internal audit function; and the Company’s compliance with legal and regulatory requirements. The Audit Committee met five times in 2025.

Compensation Committee

Our compensation committee consists of William Enright, R. Donald Elsey and Jason D. Hanson, with Mr. Enright serving as chair. Our board of directors has adopted a written charter for the compensation committee, which can be found on our website at https://ir.bullfrogai.com/corporate-governance/governance-documents.

The compensation committee is responsible for reviewing and recommending, among other things:

●	the adequacy and form of compensation of the board;
●	the compensation of the Chief Executive Officer, including base salary, incentive bonus, stock options and other grants, awards and benefits upon hiring and on an annual basis;
●	the compensation of other senior management upon hiring and on an annual basis; and
●	the Company’s incentive compensation and other equity-based plans and recommending changes to such plans to our board of directors, when necessary.

The compensation committee met two times in 2025.

Nominating & Corporate Governance Committee

Our nominating and corporate governance committee consists of Jason D. Hanson, William Enright and R. Donald Elsey, with Mr. Hanson serving as chair. Our board of directors has adopted a written charter for the nominating and corporate governance committee, which can be found on our website at https://ir.bullfrogai.com/corporategovernance/governance-documents.

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The nominating and corporate governance committee is responsible for, among other things:

●	developing criteria for membership on the board of directors and committees;
●	identifying individuals qualified to become members of the board of directors;
●	recommending persons to be nominated for election as directors and to each committee of the board of directors;
●	annually reviewing our corporate governance guidelines; and
●	monitoring and evaluating the performance of the board of directors and leading the board in an annual self-assessment of its practices and effectiveness.

The nominating and corporate governance committee met one time in 2025.

Term of office

All directors hold office until the next annual meeting of the stockholders of the company and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of our Board.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chair of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Mr. Singh serves as both the Chief Executive Officer and as Chair of the Board. At this time, the Board believes that these combined roles are beneficial to both the daily operations of the Company and the strategic perspective of the Board.

Board’s Role in the Oversight of Risk Management

The Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting by the Audit Committee. The Board has responsibility for oversight of the Company’s risk management processes and, either as a whole or through its Audit Committee, regularly discusses with management the Company’s major risk exposures, their potential impact on the Company’s business, and the steps the Company takes to manage them. The risk oversight process includes receiving regular reports from the Audit Committee and members of senior management to enable the Board to understand the Company’s risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, and reputational risk.

The Board has adopted the BullFrog AI Clawback Policy (the “Clawback Policy”), effective December 1, 2023, providing for the recovery of certain incentive-based compensation from current and former executive officers of the Company in the event the Company is required to restate any of its financial statements filed with the SEC under the Exchange Act in order to correct an error that is material to the previously-issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

The Board addresses the Company’s cybersecurity risk management as part of its general oversight function. The Audit Committee is responsible for overseeing the Company’s cybersecurity risk management processes, including oversight and mitigation of risks from cybersecurity threats.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in any stockholders agreement to which the Company is a party.

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To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current Board members and management for the names of potentially qualified candidates or may ask Board members and management to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our shareholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election to the Board.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, the Nominating and Corporate Governance Committee believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin, or sexual orientation. In this context, the Nominating and Corporate Governance Committee does consider a candidate’s experience, education, industry knowledge, history with the Company, if any, and differences of viewpoint when evaluating his or her qualifications for election to the Board.

The Nominating and Corporate Governance Committee believes that the Board should consist of individuals who possess the integrity, education, work ethic, experience, and ability to work with others necessary to oversee our business effectively and to represent the interests of all of the Company’s stockholders. The Nominating and Corporate Governance Committee also believes that it is desirable for directors to own an equity interest in the Company in order to better align their interests with those of the stockholders. The standards that the Nominating and Corporate Governance Committee considers in selecting candidates (although candidates need not possess all of the following characteristics, and not all factors are weighted equally) include, among other factors determined to be relevant by the Board, each director’s or nominee’s:

●	business experience;
●	industry experience;
●	financial background;
●	breadth of knowledge about issues affecting the Company; and
●	time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

Stockholder Recommendations of Director Candidates. The Board will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to our Corporate Secretary. To be timely, the notice must be received at our principal executive offices as set forth under “Stockholder Proposals” below. Notice of a nomination must include the following information: your name, address, and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. The notice must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). Stockholders must submit the nominee’s consent to be elected and to serve, if elected. The Board may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and employees or persons performing similar functions. Our code of ethics can be found at https://ir.bullfrogai.com/corporategovernance/governance-documents.

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Clawback Policy

On December 1, 2023, the Board adopted the BullFrog AI Clawback Policy (the “Clawback Policy”), effective December 1, 2023, providing for the recovery of certain incentive-based compensation from current and former executive officers of the Company in the event the Company is required to restate any of its financial statements filed with the SEC under the Exchange Act in order to correct an error that is material to the previously-issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Adoption of the Clawback Policy was mandated by new Nasdaq listing standards introduced pursuant to Exchange Act Rule 10D-1. The Clawback Policy is in addition to Section 304 of the Sarbanes-Oxley Act of 2002 which permits the SEC to order the disgorgement of bonuses and incentive-based compensation earned by a registrant issuer’s chief executive officer and chief financial officer in the year following the filing of any financial statement that the issuer is required to restate because of misconduct, and the reimbursement of those funds to the issuer. A copy of the Clawback Policy can be found at https://ir.bullfrogai.com/corporategovernance/governance-documents.

Certain Relationships and Related Transactions

Other than compensation arrangements, including employment, and indemnification arrangements, outlined above, there have been no transactions since January 1, 2025, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Policies and Procedures for Related Party Transactions

For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements, or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our Board of Directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;
●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
●	the availability of other sources for comparable services or products; and
●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our Board of Directors, determines in the good faith exercise of its discretion.

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Family Relationships

There are no family relationships among and between the issuer’s directors, officers, persons nominated or chosen by the issuer to become directors or officers, or beneficial owners of more than ten percent of any class of the issuer’s equity securities.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers was involved in any legal proceedings during the last 10 years as described in Item 401(f) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are also required to furnish us with copies of all such reports. Based solely upon a review of copies of such forms filed on Forms 3, 4 and 5, and amendments thereto furnished to us, we believe that as of the date of this Report, our executive officers, directors and greater than 10 percent beneficial owners have complied on a timely basis with all Section 16(a) filing requirements.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

BullFrog AI Holdings, Inc.

325 Ellington Blvd., Unit 317

Gaithersburg, MD 20878

Attention: Vininder Singh

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Corporate Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

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PROPOSAL No. 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the Audit Committee’s appointment of M&K CPAs PLLC (“M&K”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. M&K has been engaged as our independent registered public accounting firm since June 28, 2021. The members of the Audit Committee and the Board believe that the engagement of M&K to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.

Although we are not required to seek stockholder ratification, we are doing so as a matter of good corporate governance. If the stockholders do not ratify the appointment of M&K, the Audit Committee will reconsider its decision, but may ultimately determine to continue the engagement of M&K or engage another audit firm without resubmitting the matter to stockholders. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

We have invited a representative of M&K to attend the annual meeting. If such a representative attends, he or she will be given the opportunity to make a statement if so desired.

Audit Fees

The following are the fees billed to us by our auditors during fiscal years ended December 31, 2025 and 2024:

	Year Ended December 31,
Fee Category	2025	2024
Audit fees(1)	$82,250	$44,725
Audit-related fees(2)	25,250	26,820
Tax fees(3)	-	-
All other fees(4)	-	-
Total fees	$107,500	$71,545

(1)	Audit fees consist of fees for professional services rendered in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements and consultations on accounting matters directly related to the audit.
(2)	Audit-related fees consist of fees for professional services rendered in connection with submissions of Registration Statements on Form S-1 or Form S-3 for our initial public offering and subsequent financings.
(3)	Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning.
(4)	All other fees consist of fees related to engagement administration.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by M&K for our consolidated financial statements as of and for the year ended December 31, 2026.

Our Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of M&K as our independent registered public accounting firm for our fiscal year ending December 31, 2026.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board is comprised of three non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. All members serving on the Audit Committee as of the date of the report of the Audit Committee qualified as financial experts within the meaning of Item 401(h) of SEC Regulation S-K. The Audit Committee assists the Board’s oversight of the integrity of our financial reports, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing our corporate accounting and financial reporting practices, recommending the selection of our independent registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in our periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K.

The Audit Committee has reviewed and discussed with management and M&K CPAs PLLC (“M&K”), our independent registered public accounting firm for our fiscal year ended December 31, 2025, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The Audit Committee also discussed with M&K those matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16.

M&K also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Respectfully submitted by: MEMBERS OF THE AUDIT COMMITTEE,

/s/ R. Donald Elsey, Chairman of the Audit Committee
/s/ William Enright, member of the Audit Committee
/s/ Jason D. Hanson, member of the Audit Committee

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The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at next year’s annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by April 29, 2026, and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act. If a stockholder intends to submit a proposal for the next year’s annual meeting of stockholders, which proposal is not intended to be included in our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than December 31, 2026, in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act. As to all such matters which we do not have notice on or prior to April 27, 2027, discretionary authority shall be granted to the persons designated in our proxy related to the 2026 annual meeting of shareholders to vote on such proposal.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 325 Ellington Blvd., Unit 317, Gaithersburg, MD 20878, or contact us at IR@bullfrogai.com. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Notice, mailed to stockholders on or about April 30, 2026, contains instructions on how to access the Company’s Annual Report on Form 10-K for our fiscal year ended December 31, 2025. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board invites you to attend the Annual Meeting virtually. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or postal mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR POSTAL MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Vininder Singh
April 30, 2026	Vininder Singh Chairman of the Board

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 10, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BFRG2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 10, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95093-P51637 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BULLFROG AI HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Withhold**
1a. William Enright	☐	☐
1b. Jason D. Hanson	☐	☐
1c. R. Donald Elsey	☐	☐
1d. Vininder Singh	☐	☐

	For	**Against**	**Abstain**
2. To ratify the appointment of M&K CPAs, PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote at the meeting. A corporation must sign in its name by the president or other authorized officer. All co-owners and each joint owner must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10K are available at www.proxyvote.com.

V95094-P51637

BULLFROG AI HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS – JUNE 11, 2026
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of BullFrog AI Holdings, Inc. hereby constitutes and appoints Vininder Singh and Josh Blacher as attorneys and proxies, with full power of substitution, to appear, attend and vote all of the shares of common stock in the name of the undersigned at the Annual Meeting of Stockholders to be held exclusively via online audio-only broadcast on June 11, 2026, beginning at 10:00 a.m., local time, and which can be attended by visiting www.virtualshareholdermeeting.com/BFRG2026, and at any adjournment or postponements thereof, upon the following:

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE. THE ABOVE-NAMED ATTORNEYS AND PROXIES SHALL HAVE THE DISCRETION TO VOTE THE SHARES AS TO ANY ADDITIONAL MATTER PROPERLY PRESENTED AT THE ANNUAL MEETING.

(Continued and to be signed on reverse side)